                                                                   EXHIBIT 10.20


The Securities represented by this certificate have not been registered under the Securities Act of 1933 and are restricted securities within the meaning thereof. Such securities may not be sold or transferred except pursuant to a Registration Statement under such Act which is effective and current with respect to such securities or pursuant to an opinion of counsel reasonably satisfactory to the issuer of such securities that such sale or transfer is exempt from the registration requirements of such Act.


               WARRANT FOR THE PURCHASE OF SHARES OF COMMON SHARES

No. LT-1
Shares 129,695

        FOR VALUE RECEIVED, BioTime, Inc. the "Company"), a California corporation, hereby certifies that Ladenburg Thalmann & Co. Inc., or its permitted assigns are entitled to purchase from the Company, at any time or from time to time commencing August 12, 2002, and prior to 5:00 p.m., New York City time then current, on August 11, 2007, 129,695 fully paid and non-assessable common shares, no par value, of the Company at the purchase price of $1,34 per share. (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, are referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares,"
(iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the shares of the Warrant Shares is referred to as the "Per Share Warrant Price" and (v) this warrant and all warrants hereafter issued in exchange or substitution for this warrant are referred to as the "Warrants.") The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

1.   Exercise of Warrant.

     This Warrant may be exercised, in whole at any time or in part from time to time, commencing August 12, 2002 (the "Commencement Date"), and prior to 5:00 p.m., New York City time then current, on August 11, 2007 (the "Expiration Date"), by the holder of this Warrant (the "Holder") by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 10(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for the Warrant Shares shall be made by certified or official bank check, payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and if this Warrant is exercised in part prior to the Expiration Date, the Holder is entitled to receive a new Warrant covering the number of Warrant Shares and Warrant Price in respect of which this Warrant has not been exercised. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the

     Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

2.   Reservation of Warrant Shares.

     The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, such number of shares of the Common Stock and such amount of other securities and properties as from time to time shall be deliverable to the Holder upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer (except such as may be imposed under applicable federal and state securities laws) and free and clear of all preemptive rights and all other rights to purchase securities of the Company.

3.   Protection Against Dilution.

     (a) If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of its outstanding Common Stock, (i) securities, other than shares of Common Stock, or (ii) property, other than cash dividends paid in conformity with past practice, without payment therefor, with respect to Common Stock, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and property which the Holder would have held on the date of such exercise if, on the date of this Warrant, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period.

     (b) If, at any time or from time to time after the date of this Warrant, the Company shall (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned or been entitled to received immediately following the happening of any of the events described above had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this (b), the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted

     Per Share Warrant Price between or among shares of such classes or capital stock or shares of Common Stock and other capital stock.

     (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to another entity, or in the case of any statutory exchange of securities with another entity (including any exchange effectuated in connection with a merger of any other corporation with the Company), the Holder of this Warrant shall have the right thereafter to convert this Warrant into, or to exchange this Warrant for, a Warrant of like tenor to purchase the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this 3(f) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances. Notice of any such consolidation, merger, statutory exchange, sale or conveyance, and of said provisions so proposed to be made, shall be mailed to the Holder not less than 20 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

     (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this
     Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

     (e) Whenever the Per Share Warrant Price is adjusted as provided in this
     Section 3 and upon any modification of the rights of the Holder of this Warrant in accordance with this Section 3, the Company shall, at its own expense, within ten (10) days of such adjustment or modification, deliver to the holder of this Warrant a certificate of the Principal Financial Officer of the Company setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same.

     (f) If the Board of Directors of the Company shall declare any dividend or other distribution in cash, securities of any kind (including but not limited to options, warrants, or other rights to acquire Common Stock or other capital stock of the Company), or other property with respect to the Common Stock, other than distributions of cash out of earned surplus, the Company shall mail notice thereof to the Holder not less than 10 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.   Fully Paid Stock; Taxes.

     The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant in accordance with the terms hereof shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable and not subject to preemptive rights or other contractual rights to purchase securities of the Company, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.   Registration Under Securities Act of 1933.

     (a) The Company shall within fifteen business days after the termination of the offering of Common Stock in connection with which this Warrant was issued (the "Filing Date"), prepare and file a registration statement under the Securities Act of 1933 (the "Act") covering all or any of the Warrant Shares. The Company will (i) promptly notify the Holder and all other registered holders, if any, of other Warrants and/or Warrant Shares that such registration statement was filed, (ii) cause such registration statement to cover all Warrant Shares which it has been so requested to include, (iii) use its best efforts to cause such registration statement to become effective as soon as practicable and to remain effective and current and (iv) take all other action necessary under any federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such registration statement to be sold or otherwise disposed of and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for the Holder and such Holders to effect the proposed sale or other disposition; provided, however, that the Company shall not be required to file more than two such registration statements. In the event that the Registration Statement is not filed with the SEC by the Filing Date or does not become effect or is not maintained effective for the period required, then the Holder shall have the right, until the Registration Statement is so filed or becomes effective, to convert this Warrant (without the payment of the Warrant Price) into a number of Warrant Shares equal to the product of (x) the excess of the market price of the Common Stock on the date of surrender of the Warrant and the exercise subscription form over the Per Share Warrant Price and (y) the number of shares subject to issuance upon exercise of the Warrant, divided by the market price of the Common Stock on such date

     (b) The Company agrees that if, at any time, and from time to time, the Board of Directors of the Company shall authorize the filing of a registration statement under the Act in connection with the proposed offer of any of its securities by it or any of its shareholders, other than a registration statement on Form S-8 or other form for an employee stock option, stock purchase, or other employee benefit plan, or on Form S-4 or any other form in connection with any merger, acquisition, consolidation, or reorganization, and otherwise than pursuant to Section 5(a) of this Warrant any such registration statement shall be deemed a Subsequent Registration Statement" and the Company will (i) promptly notify the Holder and all other registered Holders, if any, of other Warrants and/or Warrant Shares that such Subsequent Registration Statement will be filed and that the Warrant Shares which are then held, and/or which may be acquired upon the exercise of the Warrants, by the Holder and such Holders will be included in such Subsequent Registration Statement at the Holder's and such Holders' request, (ii) cause such Subsequent Registration Statement to cover all Warrant Shares which it has been so requested to include, and
     (iii) take all other action necessary under any federal or state law or regulation of any governmental authority to permit all Warrant Shares which it has been so requested to include in such Subsequent Registration Statement to be sold or otherwise disposed of and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for the Holder and such Holders to effect the proposed sale or other disposition. Notwithstanding the foregoing, if the offering of the Company's securities is to be made through underwriters, (a) the Company shall not be required to include in the Subsequent Registration Statement any Warrant Shares if and to the extent that the managing underwriter determines that such inclusion would adversely affect such offering or would result in a reduction of the amount of securities to be sold for the account of the Company, and (b) all Holders proposing to include their Warrant Shares in such Subsequent Registration Statement shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company, and if any holder of Warrant Shares disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Warrant Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     (c) Whenever the Company is required pursuant to the provisions of this
     Section 5 to include Warrant Shares in a registration statement, the Company shall (i) furnish each Holder of any such Warrant Shares and each underwriter of such Warrant Shares with such copies of the prospectus, including the preliminary prospectus, conforming to the Act in order to facilitate the sale or distribution of the Warrant Shares, (ii) use its best efforts to register or qualify such Warrant Shares under the blue sky laws (to the extent applicable) of such jurisdiction or jurisdictions as the Holders of any such Warrant Shares and each underwriter of Warrant Shares being sold by such Holders shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Holders shall have reasonably requested that the Warrant Shares be sold.

     (d) The Company shall pay all expenses incurred in connection with any registration or other action pursuant to the provisions of this Section, including the attorneys' fees and expenses of the Holder(s) of the Warrant Shares covered by such registration incurred in connection with such registration or other action, other than underwriting discounts or other broker-dealer commissions and fees and applicable transfer taxes relating to the Warrant Shares; provided, however, that the Company shall not be required to pay any registration expenses if, as a result of the withdrawal of a request for registration by holders of Warrant Shares, the registration statement does not become effective, in which case the holders of Warrant Shares withdrawing a request for registration shall bear such registration expenses pro rata on the basis of the number of shares for which registration is requested. Notwithstanding any other provision of this Warrant to the contrary, in the event any jurisdiction in which Warrant Shares shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by the selling shareholders; provided that holders of not less than two-thirds of the Warrant Shares may elect to exclude such jurisdiction from the jurisdictions in which the Warrant Shares are qualified. All selling expenses shall be borne by the holders of the securities registered, pro rata on the basis of the number of shares registered.

     (e) Each holder of Warrant Shares to be included in any registration statement shall furnish to the Company, upon request by the Company, such information regarding such holder and the distribution proposed by such holder as shall be required to be included in any registration statement, prospectus, offering circular or other document in connection with any registration, and the Company may exclude from such registration the Warrant Shares owned by any holder who fails to provide such information in a timely manner.

     (f) The market price of Common Stock shall mean the price of a share of Common Stock on the relevant date, determined on the basis of the last reported sale price of the Common Stock as reported on the American Stock Exchange (the "AMEX") or, if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations as so reported, or, if the Common Stock is not listed on the AMEX, the last reported sale price of the Common Stock on such other national securities exchange or the Nasdaq Stock Market, upon which the Common Stock is listed, or, if the Common Stock is not listed on any national securities exchange or Nasdaq Stock Market, on the basis of the average of the closing bid and asked quotations on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotations System, or, if not so quoted, as reported by National Quotation Bureau, Incorporated or a similar organization.

6.   Indemnification.

     (a) The Company agrees to indemnify and hold harmless each selling holder of Warrant Shares and each person who controls any such selling holder within the meaning of Section 15 of the Act, and each and all of them, from and against any and all losses, claims, damages, liabilities or actions, joint or several, to which any selling holder of Warrant Shares or they or any of them may become subject under the Act or otherwise and to reimburse the persons indemnified as above for any legal or other expenses (including the cost of any investigation and preparation) incurred by them in connection with any litigation or threatened litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which Warrant Shares were registered under the Act (hereinafter called a "Registration Statement"), any preliminary prospectus, the final prospectus or any amendment or supplement thereto (or in any application or document filed in connection therewith) or document executed by the Company based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Warrant Shares under the securities laws thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in which the Company shall participate, in connection with the issuance and sale of any of the of the Warrant Shares; provided, however, that (i) the indemnity agreement contained in this (a) shall not extend to any selling holder of Warrant Shares in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was based upon and made in conformity with information furnished in writing to the Company by a selling holder of Warrant Shares specifically for use in connection with the preparation of such Registration Statement, any final prospectus, any preliminary prospectus or any such amendment or supplement thereto. The Company agrees to pay any legal and other expenses for which it is liable under this (a) from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor.

     (b) Each selling holder of Warrant Shares, severally and not jointly, will indemnify and hold harmless the Company, its directors, its officers who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act to the same extent as the foregoing indemnity from the Company, but in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from such Registration Statement, any final prospectus, any preliminary prospectus or any amendment or supplement thereto was made in reliance upon information furnished in writing to the Company by such selling holder specifically for use in connection with the preparation of the Registration Statement, any final prospectus or the preliminary prospectus or any such amendment or supplement thereto; provided, however, that the obligation of any holder of Warrant Shares to indemnify the Company under the provisions of this paragraph (b) shall be limited to the product of the number of Warrant Shares being sold by the selling holder and the market price of the Common Stock on the date of the sale to the public of those Warrant Shares. Each selling holder of Warrant Shares agrees to pay any legal and other expenses for which it is liable under this paragraph (b) from time to time (but not more frequently than monthly) within 30 days after receipt of a bill therefor.

     (c) If any action is brought against a person entitled to indemnification pursuant to the foregoing Sections 6 (a) or (b) (an "indemnified party") in respect of which indemnity may be sought against a person granting indemnification (an "indemnifying party") pursuant to such Sections, such indemnified party shall promptly notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party of any such action shall not release the indemnifying party from any liability it may have to such indemnified party otherwise than on account of the indemnity agreement contained in (a) or (b) of this Section 6. In case any such action is brought against an indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party against which a claim is to be made will be entitled to participate therein at its own expense and, to the extent that it may wish, to assume at its own expense the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that (i) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties and (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense at the expense of the indemnified party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with proviso (i) to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent.

     (d) In order to provide for just an equitable contribution in circumstances in which the indemnity agreement provided for in (a) of this Section 6 is unavailable to a selling holder of Warrant Shares in accordance with its terms, the Company and the selling holder of Warrant Shares shall contribute to the aggregate losses, claims, damages and liabilities, of the nature contemplated by said indemnity agreement, incurred by the Company and the selling holder of Warrant Shares, in such proportions as is appropriate to reflect the relative benefits received by the Company and the selling holder of Warrant Shares from any offering of the Warrant Shares; provided, however, that if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under (c) of this Section 6, then the relative fault of the Company and the selling holder of Warrant Shares in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities and other relevant equitable considerations will be considered together with such relative benefits.

     (e) The respective indemnity and contribution agreements by the Company and the selling holder of Warrant Shares in section (a), (b), (c) and (d) of this Section 6 shall remain operative and in full force and effect regardless of (i) any investigation made by any selling holder of Warrant Shares or by or on behalf of any person who controls such selling holder or by the Company or any controlling person of the Company or any director or any officer of the company, (ii) payment for any of the Warrant Shares or
     (iii) any termination of this Agreement, and shall survive the delivery of the Warrant Shares, and any successor of the Company, or of any selling holder of Warrant Shares, or of any person who controls the Company or of any selling holder of Warrant Shares, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Company and the selling holder of Warrant Shares contained in (a), (b), (c) and (d) of this Section 6 shall be in addition to any liability which the Company and the selling holder of Warrant Shares may otherwise have.

7.   Limitations on Transfer and Exercise.

     (a) This Warrant is not transferable or assignable by the Holder except (i) to Ladenburg Thalmann & Co. Inc., any successor firm or corporation of Ladenburg Thalmann & Co. Inc. (ii) to any of the officers or employees of Ladenburg Thalmann & Co. Inc. or of any such successor firm or (iii) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution and is so transferable only upon the books of the Company which it shall cause to be maintained for the purpose. The Company may treat the registered holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants will be dated the same date as this Warrant.

     (b) By acceptance hereof, the Holder represents and warrants that this Warrant is being acquired, and all Warrant Shares to be purchased upon the exercise of this Warrant will be acquired, by the Holder solely for the account of such Holder and not with a view to the fractionalization and distribution thereof and will not be sold or transferred except in accordance with the applicable provisions of the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and the Holder agrees that this Warrant may not be exercised and this Warrant and the Warrant Shares may not be sold, pledged, hypothecated, or transferred except under a Registration Statement under the Act which is effective and current with respect to this Warrant and such Warrant Shares or pursuant to an exemption from such registration and an opinion, in form and substance reasonably acceptable to the Company's counsel, that registration under the Act is not required in connection with such exercise, sale, pledge, hypothecation, or transfer. Any Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

               "The Securities represented by this certificate have not been registered under the Securities Act of 1933 and are restricted securities within the meaning thereof. Such securities may not be sold or transferred except pursuant to a Registration Statement under such Act which is effective and current with respect to such securities or pursuant to an exemption from registration and an opinion of counsel reasonably satisfactory to the issuer of such securities that such sale or transfer is exempt from the registration requirements of such Act."

     (c) The Warrant shall be numbered and shall be registered on the books of the Company (the "Warrant Register") as issued. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of any Warrant which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

     (e) At such time as the Company shall register this Warrant under the Act, the Company may appoint a Warrant Agent to act on behalf of the Company in connection with the issuance, division, transfer and exercise of this Warrant. In the event that a Warrant Agent is appointed, the Company shall
     (i) promptly notify the Warrant holders of such appointment and the place designated for transfer, exchange and exercise of the Warrants, and (ii) take such steps as are necessary to insure that Warrants issued prior to such appointment may be exchanged for Warrants countersigned by the Warrant Agent. The Warrants issued after the date of such appointment shall be countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent) and shall not be valid for any purpose unless so countersigned. Warrants may be countersigned, however, by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery.

     (d) This Warrant shall be transferable only on the Company's Warrant Register upon delivery thereof duly endorsed by the holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company (or Warrant Agent, if any). In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company (or Warrant Agent) in its discretion. Upon any registration of transfer, the Company (or Warrant Agent) shall execute and deliver a new Warrant or Warrants to the persons entitled thereto.

8.   Loss, etc., of Warrant.

     Upon receipt of evidence satisfactory to the Company and any Warrant Agent of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company and any Warrant Agent, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company's and Warrant Agent's reasonable incidental expenses, the Company or Warrant Agent shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

9.   Warrant Holder Not Shareholders.

     Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

10.  Communication.

     No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

          (a) the Company at 935 Pardee Street, Berkeley, CA 94710-2623, or such other address as the Company has designated in writing to the Holder; or

          (b) the Holder at 590 Madison Ave., New York, NY 10022, or such other address as the Holder has designated in writing to the Company.

11.  Headings.

     The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

12.  Applicable Law.

     This Warrant shall be governed by and construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, BioTime, Inc. has caused this Warrant to be signed by its Chief Executive Officer and its corporate seal to be hereunto affixed and attested by its Secretary this 12th day of August, 2002.



ATTEST:                                     BioTime, Inc.


                                            By:
---------------------------------              ---------------------------
Secretary                                      Chief Financial Officer

[Corporate Seal]

                                  SUBSCRIPTION

     The undersigned, ________________ , pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase __________ shares of the Common Stock of BioTime, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

     Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:



PLEASE INSERT SOCIAL SECURITY           NAME
OR OTHER IDENTIFYING NUMBER             ---------------------------
OF ASSIGNEE                             (Please Print Name &
                                            Address)

---------------------------
                                        ---------------------------
                                        Address

                                        ---------------------------
                                        Signature

                                         NOTE: The above signature should
                                               correspond exactly with the name
                                               on the face of this Warrant
                                               Certificate or with the name of
                                               the assignee appearing in the
                                               assignment form below.

And, if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the share purchasable thereunder less any fraction of a share paid in cash.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, __________ hereby sells, assigns and transfers unto the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint __________, attorney, to transfer said Warrant on the books of __________.

Dated:                                      Signature:
        ----------------------------                  --------------------------



                                            Address:
                                                    ----------------------------

                               PARTIAL ASSIGNMENT

     FOR VALUE RECEIVED, __________ hereby assigns and transfers unto __________ the right to purchase __________ shares of the Common Stock of by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint __________, attorney, to transfer that part of said Warrant on the books of __________.

Dated:                                         Signature:
        --------------------------                       -----------------------

                                               Address:
                                                       -------------------------